                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2002

                               VIEWCAST.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                         000-29020                  75-2528700
-------------------------------      ------------------------     ----------------------
(State or other jurisdiction of      (Commission File Number)        I.R.S. Employer
 incorporation or organization)                                     Identification No.)

      17300 DALLAS PARKWAY. SUITE 2000, DALLAS, TX                        75248
-----------------------------------------------------------       ----------------------
        (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:     972-488-7200
                                                   -----------------------------


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ITEM 5. OTHER EVENTS


         (a) The press release dated February 22, 2002 describing the resignation of David C. Tucker as a Director of ViewCast.com, Inc. is attached hereto as exhibit 99.1 and incorporated herein by reference. Mr. Tucker's resignation was effective February 22, 2002 and involved no disagreements with the registrant on any matter relating to the registrant's operations, policies or practices.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
             (None)

         (b) PRO FORMA FINANCIAL INFORMATION
             (None)

         (c) EXHIBITS

         99.1     Press Release dated February 22, 2002



                                       2
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Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ViewCast.com, Inc.
                                                 ------------------
                                                    (Registrant)



                                                 BY:
Date: February 26, 2002                          /s/ Laurie L. Latham
                                                 ---------------------------
                                                 Laurie L. Latham
                                                 Chief Financial Officer
                                                 Principal Financial Officer



                                       3
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
------      -----------
  99.1      Press Release dated February 22, 2002